UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

RARE ELEMENT RESOURCES LTD.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.2 Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V20256-P96140 You invested in RARE ELEMENT RESOURCES LTD. and it’s time to vote! You have the right to vote on proposals being presented at the 2023 Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 22, 2023. RARE ELEMENT RESOURCES LTD. 2023 Annual Meeting Vote by August 21, 2023 11:59 PM ET Get informed before you vote View the Notice, Proxy Circular and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 8, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* August 22, 2023 2:00 p.m., local time Offices of General Atomics affiliates 7800 East Dorado Place 2nd Floor Conference Room Greenwood Village, Colorado 80111

Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com V20257-P96140 RARE ELEMENT RESOURCES LTD. 2023 Annual Meeting Vote by August 21, 2023 11:59 PM ET 1. Election of Directors 1c. Barton S. Brundage 1a. Gerald W. Grandey 1d. Nicole J. Champine 1b. Brent D. Berg 1e. Paul J. Hickey 1f. Kelli C. Kast 1g. David I. Roberts 2. Appointment of Independent Registered Public Accounting Firm Appoint Haynie & Company to serve as the independent registered public accounting firm of the Company until the next annual meeting of shareholders of the Company at an amount of remuneration to be fixed by the directors. 3. Advisory Vote on Executive Compensation Approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the enclosed management information and proxy circular. 4. Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation Approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For 3 Years